UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
February 28, 2017

REXFORD INDUSTRIAL REALTY, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11620 Wilshire Boulevard, Suite 1000, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 966-1680

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Rexford Industrial Realty, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

ITEM 8.01 OTHER EVENTS
Supplemental U.S. Federal Income Tax Considerations
The information included in this Current Report on Form 8-K under the heading “Supplemental U.S. Federal Income Tax Considerations” and the information in Exhibit 99.1 hereto replaces in its entirety the discussion under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2016, and supersedes and replaces certain specified portions of, and is intended to be read together with, (i) the discussion under the heading “U.S. Federal Income Tax Considerations” in the Registration Statement on Form S-3 of Rexford Industrial Realty, Inc. (File No. 333-2210691) filed with the Securities and Exchange Commission on April 11, 2016 and (ii) the discussion under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.5 to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2016 (the “April 11 Form 8-K Exhibit 99.5”). The discussion set forth in the April 11 Form 8-K Exhibit 99.5 superseded and replaced in its entirety, the discussion under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated October 5, 2014, which is a part of the Company’s registration statement on Form S-3 (Registration No. 333-197849) filed with the Securities and Exchange Commission on August 5, 2014 and declared effective on August 12, 2014.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Supplemental U.S. Federal Income Tax Considerations

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rexford Industrial Realty, Inc.
February 28, 2017	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.
February 28, 2017	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

Exhibit 99.1
This discussion replaces in its entirety the discussion under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 8, 2016, and supersedes and replaces certain specified portions of, and is intended to be read together with, (i) the discussion under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated April 11, 2016 (the “Prospectus”), which is a part of the registration statement on Form S-3 (Registration No. 333-210691) filed with the Securities and Exchange Commission (the “SEC”) by Rexford Industrial Realty, Inc. (the “Company”) on April 11, 2016 (as so filed and as amended, and together with the Prospectus, the “Registration Statement”), and (ii) the discussion under the heading “U.S. Federal Income Tax Considerations” in Exhibit 99.5 to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2016 (the “April 11 Form 8-K Exhibit 99.5”). The discussion set forth in the April 11 Form 8-K Exhibit 99.5 superseded and replaced in its entirety, the discussion under the heading “U.S. Federal Income Tax Considerations” in the prospectus dated October 5, 2014, which is a part of the Company’s registration statement on Form S-3 (Registration No. 333-197849) filed with the SEC on August 5, 2014 and declared effective on August 12, 2014.
U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following paragraph replaces the paragraph in the ninth bullet point under the heading “U.S. Federal Income Tax Considerations—Taxation of Our Company—General” in the Registration Statement and the April 11 Form 8-K Exhibit 99.5.
Ninth, if we acquire any asset from a corporation that is or has been a C corporation in a transaction in which our tax basis in the asset is less than the fair market value of the asset, in each case determined as of the date on which we acquired the asset, and we subsequently recognize gain on the disposition of the asset during a specified period beginning on the date on which we acquired the asset, then we generally will be required to pay tax at the highest regular corporate tax rate on this gain to the extent of the excess of (1) the fair market value of the asset over (2) our adjusted tax basis in the asset, in each case determined as of the date on which we acquired the asset. The specified period is generally five years. The results described in this paragraph with respect to the recognition of gain assume that the C corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which we acquire the asset from the C corporation. Under applicable Treasury Regulations, any gain from the sale of property we acquire in an exchange under Section 1031 (a like-kind exchange) or Section 1033 (an involuntary conversion) of the Code generally is excluded from the application of this built-in gains tax. See “—Tax Liabilities and Attributes Inherited Through Merger or Acquisitions.”
The following paragraph replaces the third paragraph under the heading “U.S. Federal Income Tax Considerations—Taxation of Our Company—Annual Distribution Requirements” in the Registration Statement and the April 11 Form 8-K Exhibit 99.5.
In addition, our REIT taxable income will be reduced by any taxes we are required to pay on any gain we recognize from the disposition of any asset we acquired from a corporation which was or had been a C corporation in a transaction in which our tax basis in the asset was less than the fair market value of the asset, in each case determined at the time we acquired the asset, within a specified period (described in “—General,” above) following our acquisition of such asset. See “—Tax Liabilities and Attributes Inherited Through Merger or Acquisitions.”

The following paragraph replaces the first paragraph under the heading “U.S. Federal Income Tax Considerations—Taxation of Our Company—Tax Liabilities and Attributes Inherited Through Merger or Acquisitions” in the Registration Statement and the April 11 Form 8-K Exhibit 99.5.
From time to time, we may acquire C corporations in transactions in which the basis of the corporations’ assets in our hands is determined by reference to the basis of the assets in the hands of the acquired corporations, or carry-over basis transactions. In the case of assets we acquire from a C corporation in a carry-over basis transaction, if we dispose of any such asset in a taxable transaction (including by deed in lieu of foreclosure) during a specified period (described in “—General,” above) beginning on the date of the carry-over basis transaction, then we will be required to pay tax at the highest regular corporate tax rate on the gain recognized to the extent of the excess of (1) the fair market value of the asset over (2) our adjusted tax basis in the asset, in each case determined as of the date of the carry-over basis transaction. The foregoing result with respect to the recognition of gain assumes that the C corporation will refrain from making an election to receive different treatment under applicable Treasury Regulations on its tax return for the year in which we acquire the asset from the C corporation. Any taxes we pay as a result of such gain would reduce the amount available for distribution to our stockholders.